COMMUNITY DISTRIBUTORS, INC.
                             251 Industrial Parkway
                          Somerville, New Jersey 08876



                                October 16, 1997



Mr. Todd Pluymers
Community Distributors, Inc.
251 Industrial Parkway
Somerville, NJ  08876

         Re:  Performance Bonus
              -----------------

Dear Todd:

         Based upon your performance as Chief Financial Officer of Community Distributors, Inc. (the "Company"), the Company will pay you a bonus (the "Bonus") on the date hereof in the aggregate amount of $200,000. The Company will withhold an amount equal to $90,000 from the Bonus in respect of federal, state, Social Security and Medicare withholding tax requirements and the balance of $110,000 will be paid to you.

                                           Very truly yours,

                                           COMMUNITY DISTRIBUTORS, INC.



                                           By: /s/ Frank Marfino
                                               --------------------------------
                                           Title: President & CEO
                                                  -----------------------------


Accepted and agreed:

 /s/ Todd Pluymers
-----------------------------------
  Todd Pluymers